UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report :	December 10, 2018

BROWNIE’S MARINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	333-99393	90-0226181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3001 NW 25th Avenue, Suite 1, Pompano Beach, Florida	33069
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)	(954) 462-5570

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Change in Registrant’s Certifying Accountant.

On December 10, 2018, Brownie’s Marine Group, Inc. notified RBSM LLP that it had dismissed the firm as our independent registered public accounting firm. The dismissal of RBSM LLP was approved by our Board of Directors, acting as the company’s audit committee, on December 7, 2018 and our Board of Directors concurred on the same date. RBSM LLP did not resign nor decline to stand for re-appointment.

RBSM LLP’s reports on our annual consolidated financial statements for the years ended December 31, 2017 or December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were either report qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, that the reports for the years ended December 31, 2017 and December 31, 2016 each included an explanatory paragraph that there was substantial doubt about our ability to continue as a going concern.

During the years ended December 31, 2017 and December 31, 2016, and in the subsequent interim period through December 10, 2018, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between our company and RBSM LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to RBSM LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report prepared by RBSM LLP Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We furnished a copy of the above disclosures to RBSM LLP and requested that it provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. RBSM LLP responded with a letter dated December 10, 2018, stating its agreement with such statements, a copy of which is filed herewith as Exhibit 16.1 to this report.

After conducting a process to determine the audit firm that would serve as the independent registered public accounting firm for our company for the year ending December 31, 2018, on December 7, 2018, the Audit Committee approved, and the Board concurred with, the engagement of Liggett & Webb, P.A. as our independent registered public accounting firm, effective December 11, 2018.

Neither Brownie’s Marine Group, Inc., nor anyone on our behalf, has consulted Liggett & Webb, P.A. regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Incorporated by Reference
No.	Exhibit Description	Form	Date Filed	Number	Filed or Furnished Herewith

16.1	Letter dated December 10, 2018 from RBSM LLP				Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC.

Date: December 12, 2018	By:	/s/ Robert Carmichael
Robert Carmichael, Chief Executive Officer

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